UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2014

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	333-165406	27-1668227
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

8844 Hillcrest Road, Kansas City, Missouri 64138
(Address of Principal Executive Office) (Zip Code)

816-767-8783
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 27, 2014, Frozen Food Gift Group, Inc. (the “Company”) filed a Preliminary Information Statement on Schedule 14C.  Shareholders should expect the Company’s Definitive Information Statement on Schedule 14C, reflecting the fact that a majority of shareholders have consented to change the Company’s name to “APT MotoVox Group, Inc.”, to be filed early next week.  All shareholders of record as of May 9, 2014, will receive a copy of the Definitive Information Statement on Schedule 14C either electronically or in the mail, depending on how they requested to receive such information from their stock brokers.

The Company anticipates the name change and corresponding ticker symbol change to be completed by the end of June 2014.

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Upon the advice of our auditors, Malone Bailey LP, the Company will temporarily delay the release of its 2012 and 2013 audited and consolidated financial statements that include the acquisition of APT Group, Inc. (“APT”), as required by Regulation S-X, until the first week of July 2014.

There are three reasons for the delay:

1.
Technically, this audit could be considered a five-year audit instead of the required two-year audit.  APT is not a typical OTC company.  APT was comprised of four Limited Liability Companies existing independently since 2008 that collectively raised over 25mm in capital and tangible assets.  From an auditing standpoint, combining these LLC entities and then consolidating the audited financial statements of APT with the audited financial statements of the Company is a one-time, monumental task.  The audit is extensive and complex, spanning over 5 years of business since many of APT’s financing strategies and legacy investor equity purchases were initiated prior to 2012.  Our auditors are requiring additional time to consolidate revenue from multiple sources and to reconcile assets, loans, equity, and derivatives.

2.
Because the Company completed the Share Exchange Agreement with APT on March 27, 2014, the Company was required to file a joint Quarterly Report on Form 10-Q for the period ended March 31, 2014.  This requirement took priority over the audits of 2012 and 2013.

3.
Frozen Food Gift Group, Inc. executed a number of derivative transactions in 2012 and 2013, all of which are unrelated to and pre-date APT operations.  Each of these transactions must be calculated with a Black-Scholes model and then combined with APT for those periods according to GAAP merger rules.  The derivative calculations are time consuming and complex and must be individually reviewed and analyzed by our auditors.

After the derivative calculations are complete for 2012 and 2013 and the audited financial statements of APT Group, Inc. are combined and consolidated with the audited financial statements of Frozen Food Gift Group, Inc., the Company knows of no reason why future quarterly and annual reports would not be able to be filed in a timely manner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: June 6, 2014	By:	/s/ TROY A. COVEY
Troy A. Covey President, Director and Principal Executive Officer